Exhibit 10.2


                               Security Agreement

         SECURITY AGREEMENT, dated as of October 31 2002, between [CoActive Marketing Group, Inc., a Delaware corporation, Inmark Services, Inc., a Delaware corporation, U.S. Concepts, Inc., a Delaware corporation, Grupo Hacerlo LLC, a New York limited liability company, Optimum Group, Inc., an Ohio corporation] (the "Debtor"), and Signature Bank (the "Secured Party").

         WHEREAS, the Debtor has entered into a Credit Agreement dated as of the date hereof (as amended and in effect from time to time, the "Credit Agreement"), with the Secured Party, pursuant to which the Secured Party, subject to the terms and conditions contained therein, is to make loans or otherwise to extend credit to the Debtor; and

         WHEREAS, it is a condition precedent to the Secured Party's making any loans or otherwise extending credit to the Debtor under the Credit Agreement that the Debtor execute and deliver to the Secured Party a security agreement in substantially the form hereof; and

         WHEREAS, the Debtor wishes to grant a security interest in favor of the Secured Party as herein provided;

         NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term "State," as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term "Obligations," as used herein, means all of the indebtedness, obligations and liabilities of the Debtor to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Credit Agreement, any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement; and the terms "Event of Default," and "Loan Documents," as used herein, shall have the respective meanings given to such terms in the Credit Agreement.

         2. Grant of Security Interest. The Debtor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Secured Party the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents,

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accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims (with respect to which the Debtor represents and warrants to the Secured Party that, to the extent any of the same exist on the date hereof, they are fully described on the "Perfection Certificate," as such term is defined in Section 6 hereof), securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles), and all patents and patent rights, trademarks, service marks and trademark and service mark rights (together with the goodwill appurtenant thereto), copyrights and copyright registrations. The Secured Party acknowledges that the attachment of its security interest in any additional commercial tort claim as original collateral is subject to the Debtor's compliance with Section 4.7.

         3. Authorization to File Financing Statements. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party's request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

         4. Other Actions. To further the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, and without limitation on the Debtor's other obligations in this Agreement, the Debtor agrees, in each case at the Debtor's expense, to take the following actions with respect to the following Collateral:

                  4.1 Promissory Note and Tangible Chattel Paper. If the Debtor shall at any time hold or acquire any promissory notes or tangible chattel paper, the Debtor shall promptly notify the Secured Party thereof and, at Secured Party's request and option, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

                  4.2 Deposit Accounts. For each deposit account that the Debtor at any time opens or maintains, the Debtor shall promptly notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (a) cause the depositary bank to comply at any time with


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instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Debtor, or (b) arrange for the Secured Party to become the customer of the depositary bank with respect to the deposit account, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions or withhold any withdrawal rights from the Debtor, unless an Event of Default has occurred and is continuing, or would occur, if effect were given to any withdrawal not otherwise permitted by the Loan Documents. The provisions of this paragraph shall not apply to (i) any deposit account for which the Debtor, the depositary bank and the Secured Party have entered into a cash collateral agreement specially negotiated among the Debtor, the depositary bank and the Secured Party for the specific purpose set forth therein, (ii) a deposit account for which the Secured Party is the depositary bank and is in automatic control, and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Debtor's salaried employees.

                  4.3 Investment Property. If the Debtor shall at any time hold or acquire any certificated securities, the Debtor shall promptly notify the Secured Party thereof and, at Secured party's request and option, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any securities now or hereafter acquired by the Debtor are uncertificated and are issued to the Debtor or its nominee directly by the issuer thereof, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's reasonable request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (a) cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of the Debtor or such nominee, or (b) arrange for the Secured Party to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Debtor are held by the Debtor or its nominee through a securities intermediary or commodity intermediary, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's reasonable request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary, in each case without further consent of the Debtor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Secured Party to become the entitlement holder with respect to such investment property, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. The Secured Party agrees with the Debtor that the Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Debtor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur.


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The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Secured Party is the securities intermediary.

                  4.4 Collateral in the Possession of a Bailee. If any Collateral is at any time in the possession of a bailee, the Debtor shall promptly notify the Secured Party thereof and, at the Secured Party's reasonable request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance reasonably satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party, and that such bailee agrees to comply, without further consent of the Debtor, with instructions from the Secured Party as to such Collateral. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to the bailee.

                  4.5 Electronic Chattel Paper and Transferable Records. If the Debtor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in
Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Debtor shall promptly notify the Secured Party thereof and, at the reasonable request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Debtor that the Secured Party will arrange, pursuant to procedures reasonably satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party's loss of control, for the Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to such electronic chattel paper or transferable record.

                  4.6 Letter-of-Credit Rights. If the Debtor is at any time a beneficiary under a letter of credit, the Debtor shall promptly notify the Secured Party thereof and, at the reasonable request and option of the Secured Party, the Debtor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Secured Party of the proceeds of the letter of credit, or (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of the letter to credit are to be applied as provided in the Credit Agreement.

                  4.7 Commercial Tort Claims. If the Debtor shall at any time hold or acquire a commercial tort claim (in addition to those, if any, listed in Section 2), the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the particulars thereof and grant to the Secured


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

Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

                  4.8 Other Actions as to Any and All Collateral. The Debtor further agrees, at the request and option of the Secured Party, to take any and all other actions the Secured Party may reasonably determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Debtor's signature thereon is required therefor, (b) causing the Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance reasonably satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance reasonably satisfactory to the Secured Party and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

         5. Relation to Other Security Documents. [When the Debtor is CoActive, include the following: "Concurrently herewith, the Debtor is executing and delivering to the Secured Party a pledge agreement pursuant to which the Debtor is pledging to the Secured Party shares of the capital stock of Garcia Baldwin, Inc. Such pledge shall be governed by the terms of such pledge agreement and not by the terms of this Agreement."]

         6. Representations and Warranties Concerning Debtor's Legal Status. The Debtor has previously delivered to the Secured Party a certificate signed by the Debtor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Debtor represents and warrants to the Secured Party as follows: (a) the Debtor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Debtor's organizational identification number or accurately states that the Debtor has none, (d) the Perfection Certificate accurately sets forth the Debtor's place of business or, if more than one, its chief executive office, as well as the Debtor's mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete, and (f) that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.

         7. Covenants Concerning Debtor's Legal Status. The Debtor covenants with the Secured Party as follows: (a) without providing at least 30 days prior written notice to the Secured Party, the Debtor will not change its


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name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number, and (c) without providing at least 30 days prior written notice to the Secured Party, the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

         8. Representations and Warranties Concerning Collateral, etc. The Debtor further represents and warrants to the Secured Party as follows: (a) the Debtor is the owner of the Collateral, free from any right or claim or any person or any adverse lien, security interest or other encumbrance, except for Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in Section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Debtor holds no commercial tort claim except as indicated in Section 2 hereof or on the Perfection Certificate, and (e) the Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete, and (g) that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.

         9. Covenants Concerning Collateral, etc. The Debtor further covenants with the Secured Party as follows: (a) the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4 or disposed of as permitted by the Loan Documents, will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral from such locations, without providing at least thirty days prior written notice to the Secured Party, (b) except for Permitted Liens, the Debtor shall be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) the Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than the Secured Party except for Permitted Liens, (d) the Debtor will keep the Collateral in good order and repair in accordance with the applicable provisions of the Credit Agreement and will not use the same in violation of law or any policy of insurance thereon,
(e) the Debtor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located, in accordance with the applicable provisions of the Credit Agreement, (f) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, in accordance with the applicable provisions of the Credit Agreement, (g) the Debtor will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, in


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accordance with the applicable provisions of the Credit Agreement and (h) the
Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory and licenses of general intangibles in the ordinary course of business, (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment consistent with past practices dispositions and (iii) as otherwise permitted by the Credit Agreement.

         10.      Insurance.

                  10.1 Maintenance of Insurance. The Debtor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Debtor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Secured Party. In addition, all such insurance shall be payable to the Secured Party as loss payee under a "standard" or "New York" loss payee clause. Without limiting the foregoing, the Debtor will (i) keep all of its physical property insured against such risks (including, without limitation, hazard, business interruption, public liability and product liability), and in such amounts, as are usually carried/covered by companies engaged in the same or similar business, (ii) maintain all such workers' compensation or similar insurance as may be required by law, and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Debtor; business interruption insurance; and product liability insurance.

                  10.2 Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $100,000, be disbursed to the Debtor for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed, and (ii) in all other circumstances, be held by the Secured Party as Cash Collateral for the Obligations. The Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as Cash Collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Obligations.

                  10.3 Continuation of Insurance. All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Secured Party. In the event of failure by the Debtor to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount thereof to the Debtor. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured


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Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default or Event of Default. The Debtor shall furnish the Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

         11.      Collateral Protection Expenses; Preservation of Collateral.

                  11.1 Expenses Incurred by Secured Party. In the Secured Party's reasonable discretion, if the Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default or Event of Default.

                  11.2 Secured Party's Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

         12. Securities and Deposits. The Secured Party may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may, following and during the continuance of an Event of Default, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Debtor may at any time be applied to or set off against any of the Obligations.

         13. Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Debtor shall, at the request and option of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible,


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instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Debtor as trustee for the Secured Party without commingling the same with other funds of the Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

         14.      Power of Attorney.

                  14.1 Appointment and Powers of Secured Party. The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following:

                  (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and
                           (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and


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                  (b)      to the extent that the Debtor's authorization given
                           in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor's name such financing statements and amendments thereto and continuation statements which may require the Debtor's signature.

                  14.2 Ratification by Debtor. To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

                  14.3 No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Secured Party's own gross negligence or willful misconduct.

         15. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Debtor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

         16. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare


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

Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party's duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.

         17. No Waiver by Secured Party, etc. The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

         18. Suretyship Waivers by Debtor. The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. The Debtor further waives any and all other suretyship defenses.

         19. Marshalling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

         20. Proceeds of Dispositions; Expenses. The Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, shall be applied to the payment of the Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Debtor. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtor shall remain liable for any deficiency.

         21. Overdue Amounts. Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

         22. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address specified in Section 9.01 of the Credit Agreement. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         23. Waiver of Jury Trial. THE DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. Except as prohibited by law, the Debtor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Debtor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 23.

         24. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

         IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

                                          [COACTIVE MARKETING GROUP, INC.,
                                          INMARK SERVICES, INC., U.S. CONCEPTS,
                                          INC., GRUPO HACERLO LLC, OPTIMUM
                                          GROUP, INC.]

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          Accepted:

                                          Signature Bank

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


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